                                                                    EXHIBIT 99.1


Aug. 14, 2003

DTE ENERGY RECONFIRMS 2003 OPERATING EARNINGS GUIDANCE FOLLOWING MODIFICATION TO SECOND QUARTER ANNOUNCED EARNINGS

         DETROIT -- DTE Energy (NYSE: DTE) today will file its second quarter 2003 Form 10-Q for the quarter ended June 30, 2003, with the Securities and Exchange Commission. The company will report a loss for the quarter of $39 million, or $0.23 per diluted share. This includes an additional $16 million negative earnings impact not reflected in the unaudited loss of $23 million, or $0.13 per diluted share that was announced July 28, 2003. The earnings revision was due to a change in the interpretation of insurance coverage for an April ice storm. The revision does not change the company's 2003 operating earnings guidance. Reported earnings for the second quarter 2002 were $68 million or $0.42 per diluted share.

         Revised operating earnings for the quarter were $70 million, or $0.42 per diluted share, compared to operating earnings of $86 million, or $0.53 per diluted share for the same period in 2002.

         Reported earnings for the six months ended June 30, 2003 were $116 million, or $0.69 per share versus $268 million or $1.66 per share in 2002. Year-to-date operating earnings were $248 million, or $1.47 per share, compared to $267 million, or $1.65 per share in 2002. An updated income statement for the three months and six months ended June 30, 2003 is at the end of this release, as well as an updated balance sheet as of June 30, 2003.

         After experiencing back-to-back catastrophic storms in April and July, the company initiated a review of its storm-related insurance portfolio. The April storm, occurring in the second quarter, had a pre-insurance cost of $50 million and the July storm, in the third quarter, had a pre-insurance cost of $20 million. The recently completed review recognized that the insurance coverage and the level of risk retained by the company for the second quarter and third quarter storms were different than previously understood. The level of risk retained and the after-insurance cost of the April storm was higher than previously understood, and the level of risk retained for the July storm was lower.

         The company determined that it is appropriate to increase operating expenses in the second quarter to reflect that less of the April storm was covered by insurance than had been previously determined and recorded, even though this adjustment is small. The third quarter storm is substantially covered by insurance. Therefore, the revision of second quarter earnings results does not impact the company's 2003 operating earnings guidance, which it reaffirmed at $3.10 - $3.30 per share. This guidance assumes no additional storm expense through year-end.

         A reconciliation of reported to operating earnings per share for both the quarter ended and six months ended June 30, 2003 and 2002 are at the end of this release. DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings power from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors regarding its earnings outlook and results. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the DTE Energy Board of Directors.

         DTE Energy is a Detroit-based diversified energy company involved in the development and management of energy-related businesses and services nationwide. DTE Energy's largest operating subsidiaries are Detroit Edison, an electric utility serving 2.1 million customers in Southeastern Michigan, and MichCon, a natural gas utility serving 1.2 million customers in Michigan. Information about DTE Energy is available at www.dteenergy.com.

         The information contained in this document is as of the date of this news release. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as "anticipate," "believe," "expect," "projected" and "goals" signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This news release contains forward-looking statements about DTE Energy's financial results and estimates of future prospects, and actual results may differ materially. Factors that may impact forward-looking statements include, but are not limited to, timing and extent of changes in interest rates; access to the capital markets and capital market conditions and other financing efforts which can be affected by credit agency ratings required; resolution of the IRS review of chemical change at synthetic fuel facilities; ability to utilize Section 29 tax credits or sell interest in facilities producing such credits; the level of borrowings; the effects of weather and other natural phenomena on operations and actual sales; economic climate and growth in the geographic areas in which DTE Energy does business; unplanned outages; the cost of protecting assets against or damage due to terrorism; nuclear regulations and risks associated with nuclear operations; the grant of rate relief by the MPSC for the utilities; changes in the cost of fuel, purchased power and natural gas; the effects of competition; the implementation of electric and gas customer choice programs; the implementation of electric and gas utility restructuring in Michigan; environmental issues, including changes in the climate, and regulations, and the contributions to earnings by non-regulated businesses. This news release should also be read in conjunction with the forward-looking statements in DTE Energy's and Detroit Edison's 2002 Form 10-K Item 1, and in conjunction with other SEC reports filed by DTE Energy and Detroit Edison.


Members of the Media -- For Further Information:

Lorie N. Kessler                                        Scott Simons
(313) 235-8807                                          (313) 235-8808

Analysts -- For Further Information:

Investor Relations
(313) 235-8030

                               DTE ENERGY COMPANY
                             STATEMENT OF OPERATIONS
              FORM 10-Q EARNINGS AS COMPARED TO OPERATING EARNINGS
                                  JUNE 30, 2003


                                                          THREE MONTHS ENDED                          SIX MONTHS ENDED
                                                -------------------------------------    ---------------------------------------
                                                   Results                                  Results
                                                   Released                 Form 10-Q       Released                   Form 10-Q
                                                July 28, 2003  Adjustments   Results     July 28, 2003  Adjustments     Results
                                                -------------  -----------   -------     -------------  -----------     -------
(in Millions, Except per Share Data)


OPERATING REVENUES............................       $ 1,600       $     -   $ 1,600         $ 3,695      $     -       $ 3,695
                                                     -------       -------   -------         -------      -------       -------

OPERATING EXPENSES
  Fuel, purchased power and gas...............           493             -       493           1,306            -         1,306
  Operation and maintenance...................           720            13       733           1,475           13         1,488
  Depreciation, depletion and amortization....           180             -       180             377            -           377
  Taxes other than income.....................            87             -        87             184            -           184
                                                     -------       -------   -------         -------      -------       -------
                                                       1,480            13     1,493           3,342           13         3,355
                                                     -------       -------   -------         -------      -------       -------

OPERATING INCOME..............................           120           (13)      107             353          (13)          340
                                                     -------       -------   -------         -------      -------       -------

OTHER (INCOME) AND DEDUCTIONS
  Interest expense............................           132             -       132             265            -           265
  Preferred stock dividends of subsidiaries...             6             -         6              12            -            12
  Interest income.............................            (7)            -        (7)            (15)           -           (15)
  Other income................................           (18)            -       (18)            (31)           -           (31)
  Other expenses..............................            18             -        18              51            -            51
                                                     -------       -------   -------         -------      -------       -------
                                                         131             -       131             282            -           282
                                                     -------       -------   -------         -------      -------       -------
INCOME (LOSS) BEFORE INCOME TAXES                        (11)          (13)      (24)             71          (13)           58
INCOME TAX EXPENSE (BENEFIT)..................            10             3        13             (16)           3           (13)
                                                     -------       -------   -------         -------      -------       -------
INCOME (LOSS) FROM CONTINUING OPERATIONS                 (21)          (16)      (37)             87          (16)           71
DISCONTINUED OPERATIONS (ITC).................
  Income from operations......................             -             -         -               5            -             5
  Gain on sale................................            (2)            -        (2)             67            -            67
                                                     -------       -------   -------         -------      -------       -------
                                                          (2)            -        (2)             72            -            72
                                                     -------       -------   -------         -------      -------       -------
CUMULATIVE EFFECT OF ACCOUNTING CHANGES
  Asset retirement obligations................             -             -         -             (11)           -           (11)
  Energy trading activities...................             -             -         -             (16)           -           (16)
                                                     -------       -------   -------         -------      -------       -------
                                                           -             -         -             (27)           -           (27)
                                                     -------       -------   -------         -------      -------       -------
NET INCOME (LOSS).............................       $   (23)      $   (16)  $   (39)        $   132      $   (16)      $   116
                                                     =======       =======   =======         =======      =======       =======

BASIC EARNINGS (LOSS) PER COMMON SHARE
   Continuing operations......................       $ (0.12)      $ (0.10)  $ (0.22)        $  0.53      $ (0.10)      $  0.43
   Discontinued operations....................         (0.01)            -     (0.01)           0.43            -          0.43
   Cumulative effect of accounting changes....             -             -         -           (0.17)           -         (0.17)
                                                     -------       -------   -------         -------      -------       -------
                                                     $ (0.13)      $ (0.10)  $ (0.23)        $  0.79      $ (0.10)      $  0.69
                                                     =======       =======   =======         =======      =======       =======

DILUTED EARNINGS (LOSS) PER COMMON SHARE
   Continuing operations......................       $ (0.12)      $ (0.10)  $ (0.22)        $  0.52      $ (0.10)      $  0.42
   Discontinued operations....................         (0.01)            -     (0.01)           0.43            -          0.43
   Cumulative effect of accounting changes....             -             -         -           (0.16)           -         (0.16)
                                                     -------       -------   -------         -------      -------       -------
                                                     $ (0.13)      $ (0.10)  $ (0.23)        $  0.79      $ (0.10)      $  0.69
                                                     =======       =======   =======         =======      =======       =======

                               DTE ENERGY COMPANY
                         STATEMENT OF FINANCIAL POSITION
                               AS OF JUNE 30, 2003


                                                                                 Results                        Form
                                                                                Released                        10-Q
(in Millions)                                                                 July 28, 2003    Adjustments     Results
                                                                              -------------    -----------     -------

ASSETS
CURRENT ASSETS

  Cash and cash equivalents.................................................      $    103       $     -      $    103
  Restricted cash...........................................................           126             -           126
  Accounts receivable
    Customer, less allowance for doubtful accounts..........................           930             -           930
    Accrued unbilled revenues...............................................           190             -           190
    Other...................................................................           370             -           370
  Inventories
    Fuel and gas............................................................           367             -           367
    Materials and supplies..................................................           159             -           159
  Assets from risk management and trading activities........................           349             -           349
  Other.....................................................................           114             -           114
                                                                                 ---------       -------     ---------
                                                                                     2,708             -         2,708
                                                                                 ---------       -------     ---------
INVESTMENTS
  Nuclear decommissioning trust funds.......................................           466             -           466
  Other.....................................................................           484             -           484
                                                                                 ---------       -------     ---------
                                                                                       950             -           950
                                                                                 ---------       -------     ---------
PROPERTY
  Property, plant and equipment.............................................        17,534             -        17,534
  Less accumulated depreciation and depletion...............................        (7,856)             -       (7,856)
                                                                                 ---------       -------     ---------
                                                                                     9,678             -         9,678
                                                                                 ---------       -------     ---------
OTHER ASSETS
  Goodwill..................................................................         2,086             -         2,086
  Regulatory assets.........................................................         2,066             -         2,066
  Securitized regulatory assets.............................................         1,571             -         1,571
  Assets from risk management and trading activities........................           247             -           247
  Prepaid pension assets....................................................           177             -           177
  Other.....................................................................           539             -           539
                                                                                 ---------       -------     ---------
                                                                                     6,686             -         6,686

                                                                                 ---------       -------     ---------
TOTAL ASSETS................................................................     $  20,022       $     -     $  20,022
                                                                                 =========       =======     =========

                               DTE ENERGY COMPANY
                         STATEMENT OF FINANCIAL POSITION
                               AS OF JUNE 30, 2003


                                                                                 Results                        Form
                                                                                Released                        10-Q
(in Millions, Except Shares)                                                  July 28, 2003    Adjustments     Results
                                                                              -------------    -----------     -------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
  Accounts payable..........................................................      $    839      $     13      $    852
  Accrued interest..........................................................           114             -           114
  Dividends payable.........................................................            91             -            91
  Accrued payroll...........................................................            41             -            41
  Short-term borrowings.....................................................           231             -           231
  Current portion of long-term debt, including capital leases...............           744             -           744
  Liabilities from risk management and trading activities...................           404             -           404
  Other.....................................................................           550             3           553
                                                                                 ---------       -------     ---------
                                                                                     3,014            16         3,030
                                                                                 ---------       -------     ---------

OTHER LIABILITIES
  Deferred income taxes.....................................................         1,154             -         1,154
  Regulatory liabilities....................................................           171             -           171
  Asset retirement obligations..............................................           841             -           841
  Unamortized investment tax credit.........................................           162             -           162
  Liabilities from risk management and trading activities...................           345             -           345
  Liabilities from transportation and storage contracts.....................           497             -           497
  Accrued pension liability.................................................           389             -           389
  Nuclear decommissioning...................................................            59             -            59
  Other.....................................................................           691             -           691
                                                                                 ---------       -------     ---------
                                                                                     4,309             -         4,309
                                                                                 ---------       -------     ---------


LONG-TERM DEBT
  Mortgage bonds, notes and other...........................................         5,671             -         5,671
  Securitization bonds......................................................         1,539             -         1,539
  Equity-linked securities..................................................           188             -           188
  Capital lease obligations.................................................            79             -            79
                                                                                 ---------       -------     ---------
                                                                                     7,477             -         7,477
                                                                                 ---------       -------     ---------


OBLIGATED MANDATORILY REDEEMABLE PREFERRED SECURITIES OF
  SUBSIDIARIES HOLDING SOLELY DEBENTURES OF DTE ENERGY OR ENTERPRISES.......           271             -           271
                                                                                 ---------       -------     ---------

SHAREHOLDERS' EQUITY
  Common stock, without par value, 400,000,000 shares authorized,
     168,012,997 shares issued and outstanding..............................         3,076             -         3,076
  Retained earnings.........................................................         2,096           (16)        2,080
  Accumulated other comprehensive loss......................................          (221)            -          (221)
                                                                                 ---------       -------     ---------
                                                                                     4,951           (16)        4,935

                                                                                 ---------       -------     ---------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY..................................     $  20,022       $     -     $  20,022
                                                                                 =========       =======     =========

                               DTE ENERGY COMPANY
                             STATEMENT OF OPERATIONS
              FORM 10-Q EARNINGS AS COMPARED TO OPERATING EARNINGS
                                  JUNE 30, 2003


                                                          THREE MONTHS ENDED                           SIX MONTHS ENDED
                                                 -----------------------------------      ------------------------------------
                                                 Form 10-Q                 Operating      Form 10-Q                  Operating
                                                  Results    Adjustments    Earnings       Results     Adjustments    Earnings
                                                  -------    -----------    --------       -------     -----------    --------
(in Millions, Except per Share Data)

                                                                                                            (25)A
OPERATING REVENUES..............................  $ 1,600      $     -      $ 1,600        $ 3,695      $    26 B    $ 3,696
                                                  -------      -------      -------        -------      -------      -------

OPERATING EXPENSES
  Fuel, purchased power and gas.................      493            -          493          1,306            -        1,306
  Operation and maintenance.....................      733            -          733          1,488          (21)C      1,467
  Depreciation, depletion and amortization......      180            -          180            377            -          377
  Taxes other than income.......................       87            -           87            184            -          184
                                                  -------      -------      -------        -------      -------      -------
                                                    1,493            -        1,493          3,355          (21)       3,334
                                                  -------      -------      -------        -------      -------      -------


OPERATING INCOME................................      107            -          107            340           22          362
                                                  -------      -------      -------        -------      -------      -------

OTHER (INCOME) AND DEDUCTIONS
  Interest expense..............................      132            -          132            265            -          265
  Preferred stock dividends of subsidiaries.....        6            -            6             12            -           12
  Interest income...............................       (7)           -           (7)           (15)           -          (15)
  Other income..................................      (18)           -          (18)           (31)           -          (31)
  Other expenses................................       18            -           18             51          (15)D         36
                                                  -------      -------      -------        -------      -------      -------
                                                      131            -          131            282          (15)         267
                                                  -------      -------      -------        -------      -------      -------

INCOME (LOSS) BEFORE INCOME TAXES...............      (24)           -          (24)            58           37           95


                                                                                                             12 E
INCOME TAX EXPENSE (BENEFIT)....................       13          107 F        (94)           (13)         152 F       (153)
                                                  -------      -------      -------        -------      -------      -------

INCOME (LOSS) FROM CONTINUING OPERATIONS........      (37)         107           70             71          177          248

DISCONTINUED OPERATIONS (ITC)
  Income from operations........................        -            -            -              5           (5)G          -
  Gain on sale..................................       (2)           2 H          -             67          (67)H          -
                                                  -------      -------      -------        -------      -------      -------
                                                       (2)           2            -             72          (72)           -
                                                  -------      -------      -------        -------      -------      -------
CUMULATIVE EFFECT OF ACCOUNTING CHANGES
  Asset retirement obligations..................        -            -            -            (11)          11 I          -
  Energy trading activities.....................        -            -            -            (16)          16 J          -
                                                  -------      -------      -------        -------      -------      -------
                                                        -            -            -            (27)          27            -
                                                  -------      -------      -------        -------      -------      -------
NET INCOME (LOSS)...............................  $   (39)     $   109      $    70        $   116      $   132      $   248
                                                  =======      =======      =======        =======      =======      =======

BASIC EARNINGS (LOSS) PER COMMON SHARE
   Continuing operations........................  $ (0.22)     $  0.64      $  0.42        $  0.43         1.05      $  1.48
   Discontinued operations......................    (0.01)        0.01            -           0.43        (0.43)           -
   Cumulative effect of accounting changes......        -            -            -          (0.17)        0.17            -
                                                  -------      -------      -------        -------      -------      -------
                                                  $ (0.23)     $  0.65      $  0.42        $  0.69      $  0.79      $  1.48
                                                  =======      =======      =======        =======      =======      =======

DILUTED EARNINGS (LOSS) PER COMMON SHARE
   Continuing operations........................  $ (0.22)        0.64      $  0.42        $  0.42         1.05      $  1.47
   Discontinued operations......................    (0.01)        0.01            -           0.43        (0.43)           -
   Cumulative effect of accounting changes......        -            -            -          (0.16)        0.16            -
                                                  -------      -------      -------        -------      -------      -------
                                                  $ (0.23)     $  0.65      $  0.42        $  0.69      $  0.78      $  1.47
                                                  =======      =======      =======        =======      =======      =======


A) Adjustment of EITF 98-10 accounting change...  Flowback of the cumulative effect of a change in accounting principle from rescission of EITF Issue No. 98-10

B) Disallowance of gas costs....................  Reserve for the potential disallowance of MichCon 2002 gas procurement costs

C) Loss on sale of steam heating business.......  Sold Detroit Edison steam heating business

D) Contribution to DTE Energy Foundation........  Used portion of ITC sale proceeds to fund the DTE Energy Foundation
E) Tax effects of items A, B, C and D...........
F) Tax credit driven normalization..............  Quarterly adjustment at DTE Energy to normalize its effective tax rate. Annual results not impacted

G) Adjust for discontinued operations of ITC....  Sold International Transmission Company

H) Gain on sale of ITC..........................  Sold International Transmission Company
I) Asset retirement obligations.................  Cumulative effect of a change in accounting principle from adoption of SFAS 143
J) Adjustment of EITF 98-10 accounting change.... Cumulative effect of a change in accounting principle from rescission of EITF
                                                  Issue No. 98-10

                               DTE ENERGY COMPANY
                             STATEMENT OF OPERATIONS
              FORM 10-Q EARNINGS AS COMPARED TO OPERATING EARNINGS
                                  JUNE 30, 2002


                                                           THREE MONTHS ENDED                          SIX MONTHS ENDED
                                                 -------------------------------------     ---------------------------------------
                                                 Form 10-Q                   Operating      Form 10-Q                    Operating
                                                  Results     Adjustments     Earnings        Results     Adjustments     Earnings
                                                 ---------    -----------    ---------        -------     -----------     --------
(in Millions, Except per Share Data)

OPERATING REVENUES............................   $ 1,474       $      -       $ 1,474       $ 3,368       $      -       $ 3,368
                                                 -------       --------       -------       -------       --------       -------

OPERATING EXPENSES
  Fuel, purchased power and gas...............       403              -           403         1,138              -         1,138

  Operation and maintenance...................       623              -           623         1,166              -         1,166

  Depreciation, depletion and amortization....       180              -           180           369              -           369

  Taxes other than income.....................        81              -            81           174              -           174
                                                 -------       --------       -------       -------       --------       -------
                                                   1,287              -         1,287         2,847              -         2,847
                                                 -------       --------       -------       -------       --------       -------


OPERATING INCOME..............................       187              -           187           521              -           521
                                                 -------       --------       -------       -------       --------       -------

OTHER (INCOME) AND DEDUCTIONS
  Interest expense............................       136              -           136           272              -           272
  Preferred stock dividends of subsidiaries...         5              -             5            13              -            13
  Interest income.............................        (6)             -            (6)          (11)             -           (11)
  Other income................................       (28)             -           (28)          (37)             -           (37)
  Other expenses..............................        27              -            27            42              -            42
                                                 -------       --------       -------       -------       --------       -------
                                                     134              -           134           279              -           279
                                                 -------       --------       -------       -------       --------       -------

INCOME BEFORE INCOME TAXES....................        53              -            53           242              -           242
INCOME TAX BENEFIT............................        (8)            25 A         (33)          (11)            14 A         (25)
                                                 -------       --------       -------       -------        -------       -------
INCOME FROM CONTINUING OPERATIONS.............        61             25            86           253             14           267
DISCONTINUED OPERATIONS (ITC..................         7             (7)B           -            15            (15)B           -
                                                 -------       --------       -------       -------        -------       -------
NET INCOME....................................   $    68       $     18       $    86       $   268        $    (1)      $   267
                                                 =======       ========       =======       =======        =======       =======
BASIC EARNINGS PER COMMON SHARE
   Continuing operations......................   $  0.38       $    0.15      $  0.53       $  1.57       $    0.08      $  1.65
   Discontinued operations....................      0.04           (0.04)           -          0.09           (0.09)           -
                                                 -------       ---------      -------       -------       ---------      -------
                                                 $  0.42       $    0.11      $  0.53       $  1.66       $   (0.01)     $  1.65
                                                 =======       =========      =======       =======       =========      =======

DILUTED EARNINGS PER COMMON SHARE
   Continuing operations......................   $  0.38       $    0.15      $  0.53       $  1.57       $    0.08      $  1.65
   Discontinued operations....................      0.04           (0.04)           -          0.09           (0.09)           -
                                                 -------       ---------      -------       -------       ---------      -------
                                                 $  0.42       $    0.11      $  0.53       $  1.66       $   (0.01)     $  1.65
                                                 =======       =========      =======       =======       =========      =======

A) Tax credit driven normalization............   Quarterly adjustment at DTE Energy to normalize its effective tax rate. Annual results not impacted
B) Adjust for discontinued operations of ITC..   Sold International Transmission Company